UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

JEFFERSON BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	0-50347	45-0508261
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

120 Evans Avenue, Morristown, Tennessee	37814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 586-8421

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On April 30, 2010, Jefferson Bancshares, Inc. (the “Company”), the holding company for Jefferson Federal Bank, announced its financial results for the three and nine month periods ended March 31, 2010.  The press release announcing financial results for the three and nine month periods ended March 31, 2010 is included as Exhibit 99.1 and is furnished herewith.

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits

 Number                           Description

          99.1                                Earnings Press Release Dated April 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSON BANCSHARES, INC.

Date: April 30, 2010	By:	/s/ Jane P. Hutton
Jane P. Hutton
Chief Financial Officer